UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 17, 2009

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On April 17, 2009, the aggregate commitments under the EXCO Resources, Inc. (“EXCO”) revolving credit agreement and the EXCO Operating Company, LP (“EXCO Operating”) revolving credit agreement were reaffirmed at $1.175 billion and $1.3 billion, respectively, resulting in an aggregate borrowing base equal to $2.475 billion pursuant to the regularly scheduled semi-annual redetermination by our bank group. In connection with the redetermination, EXCO, as borrower, certain of its subsidiaries, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto entered into that certain Fourth Amendment to Second Amended and Restated Credit Agreement (the “EXCO Fourth Amendment”). In addition, EXCO Operating, as borrower, certain of its subsidiaries, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto entered into that certain Fourth Amendment to Amended and Restated Credit Agreement (the “EXCO Operating Fourth Amendment”). The EXCO Fourth Amendment and the EXCO Operating Fourth Amendment each provide, among other things, a 75 basis point increase to the interest rate spread. With respect to any Eurodollar Loan (as defined in each revolving credit agreement), the interest rate spread previously ranged from 100 to 175 basis points and now ranges from 175 to 250 basis points depending upon borrowing base usage. With respect to any ABR Loan (as defined in each revolving credit agreement), the interest rate spread previously ranged from 0 to 75 basis points and now ranges from 75 to 150 basis points depending upon borrowing base usage. The next redetermination is scheduled for October 1, 2009.

The foregoing description is not complete and is qualified in its entirety by the EXCO Fourth Amendment and the EXCO Operating Fourth Amendment, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of April 17, 2009, among EXCO Resources, Inc., as borrower, certain of its subsidiaries, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto.

10.2	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, among EXCO Operating Company, LP, as borrower, certain of its subsidiaries, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: April 20, 2009	By:	/s/ J. DOUGLAS RAMSEY
J. Douglas Ramsey, Ph.D. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of April 17, 2009, among EXCO Resources, Inc., as borrower, certain of its subsidiaries, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto.

10.2	Fourth Amendment to Amended and Restated Credit Agreement, dated as of April 17, 2009, among EXCO Operating Company, LP, as borrower, certain of its subsidiaries, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders signatories thereto.